                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                            AURORA ELECTRONICS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 23, 1996
--------------------------------------------------------------------------------

   THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.
             NEW YORK CITY TIME, ON MARCH 22, 1996 UNLESS EXTENDED

--------------------------------------------------------------------------------

To: American Stock Transfer & Trust Company

By Hand:                        By Overnight Courier:           By Mail:
40 Wall Street                  40 Wall Street                  40 Wall Street
46th Floor                      46th Floor                      46th Floor
New York, New York 10005        New York, New York 10005        New York, New York 10005

                                       Other Information:

          By Facsimile:
          (718) 236-2641                                        To Confirm by Telephone:
          (718) 234-5001                                        (718) 921-8200

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the account maintained by the Depositary at a Book-Entry Transfer Facility as defined in and pursuant to the procedures set forth in "Procedure for Tendering Shares -- Book-Entry Delivery" of the Offer to Purchase. Stockholders whose certificates are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary (or who are unable to complete the procedure for book-entry transfer on a timely basis) on or prior to the Expiration Date must tender their Shares according to the guaranteed delivery procedure set forth in "Procedure for Tendering Shares -- Guaranteed Delivery" of the Offer to Purchase. See Instruction II.

                PLEASE SEE THE INSTRUCTIONS BEGINNING ON PAGE 8.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution
                                 ---------------------------------------------

   Check box of Book-Entry Transfer Facility:
                                              --------------------------------
        / / Depository Trust Company

        / / Midwest Securities Trust Company

        / / Philadelphia Depository Trust Company

  Account Number
                --------------------------------------------------------------

  Transaction Code Number
                         -----------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITORY AND COMPLETE THE
    FOLLOWING:

  Name(s) of Registered Owner(s)
                                ----------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
                                                    --------------------------

  Name of Institution which Guaranteed Delivery
                                               -------------------------------

   If Delivered by Book-Entry Transfer Check Box:

        / / Depository Trust Company

        / / Midwest Securities Trust Company

        / / Philadelphia Depository Trust Company

   Account Number
                 --------------------------------------------------------------

   Transaction Code Number
                          -----------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                   CERTIFICATE(S) ENCLOSED
(PLEASE FILL IN, IF BLANK, EXACTLY AS SIGNATURE(S)               (ATTACH ADDITIONAL LIST
APPEAR(S) ON CERTIFICATE(S))                                          IF NECESSARY)
-----------------------------------------------------------------------------------------------------
                                                                     TOTAL NUMBER OF     NUMBER OF
                                                      CERTIFICATE  SHARES REPRESENTED     SHARES
                                                      NUMBER(S)*   BY CERTIFICATE(S)*   TENDERED**
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                    -------------------------------------------------
                                                     TOTAL SHARES
-----------------------------------------------------------------------------------------------------

 * Need not be completed by Book-Entry Stockholders.

** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Aurora Electronics, Inc. a Delaware corporation (the "Company"), the above-described shares of the Company's outstanding common stock, par value $.03 per Share (the "Shares"), for purchase at a purchase price of $2.875 per Share net to the undersigned in cash, without interest thereon, upon the terms and conditions of the Company's Offer to Purchase, dated February 23, 1996 (the "Offer to Purchase"), and this Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged. Capitalized terms used herein and not otherwise defined have the meaning given them in the Offer to Purchase.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in and to all the Shares tendered hereby and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to the Company.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the tendered Shares and that, when the same are accepted for payment, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the purchase of the tendered Shares.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

     The undersigned understands that the acceptance for payment by the Company of tenders of Shares pursuant to the Offer to Purchase and in accordance with the Instructions hereto will constitute a binding agreement between the undersigned and the Company.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price or return any certificates for Shares not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered."

     In the event that either or both of the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price in the name of, and deliver said check, or return any certificates for Shares not accepted for payment or nor tendered to, the person or persons so indicated. The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Company does not accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Delivery Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment.

                          SPECIAL PAYMENT INSTRUCTIONS
                             (SEE INSTRUCTION III)

     To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue check to:

Name
    ---------------------------------------------------------------------------
                                 (Please Print)
Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                             (SEE INSTRUCTION III)

     To be completed ONLY if certificates for Shares not accepted for payment or not tendered or the check for the purchase price are to be sent to someone other than the undersigned at an address other than that above or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Mail checks and certificate(s) to:

Name
    --------------------------------------------------------------------------
                                    (Please Print)
Address
        ----------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

/ / Credit unpurchased Shares tendered by book-entry transfer to the Book-Entry Facility account set forth below

/ /  DTC                           / /  MSTC                           / /  PDTC

-------------------------------------------------------------------------------
                                (Account Number)

                            YOU MUST ALSO SIGN HERE
                    REMEMBER TO COMPLETE FORM W-9 ON PAGE 10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (Signature(s) of Stockholder(s))

(Must be signed by registered holder(s) as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporation or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction III.)

Dated:                                                                    , 1996
      -------------------------------------------------------------------
Name(s)
       -------------------------------------------------------------------------
                                     (Please Print)
Capacity (Full Title)
                     -----------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Tel. No.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                         (Complete Form W-9 on Page 10)

                           GUARANTEE OF SIGNATURE(S)
                             (SEE INSTRUCTION III)

Authorized Signature
                    ------------------------------------------------------------
Name
     ---------------------------------------------------------------------------
Title
     ---------------------------------------------------------------------------
Name of Firm
            --------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)
Dated:                                                                    , 1996
      --------------------------------------------------------------------

                       INSTRUCTIONS FOR TENDERING SHARES

I. GENERAL

     These Instructions are part of the terms and conditions of the Offer and are to be followed by stockholders wishing to tender their Shares for purchase. All questions as to the validity, form, eligibility (including the time of receipt and acceptance for payment of any tender of Shares) will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Neither the Company, the Depositary nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give such notice.

II. COMPLETION OF LETTER OF TRANSMITTAL

     In tendering your certificates, please carefully comply with the following instructions:

          (1) Certificates for all delivered Shares (or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares) as well as properly completed and duly executed Letter of Transmittal, must be received by Depositary at its address set forth herein on or prior to 5:00 p.m. New York City time, March 22, 1996 unless extended (the "Expiration Date"). If certificates are not immediately available (or the procedure for book-entry transfer cannot be completed on a timely basis) or time will not permit all other required documents to reach the Depositary on or prior to the Expiration Date, Shares may nevertheless be tendered by properly completing and duly executing the Notice of Guaranteed Delivery (pink copy) pursuant to the guaranteed delivery procedure set forth in "Procedure for Tendering
     Shares -- Guaranteed Delivery" of the Offer to Purchase. Pursuant to that procedure, (a) tender must be made by or through a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States (as "Eligible Institution"), (b) a properly completed and duly executed Notice of Guaranteed Delivery (pink copy) substantially in the form provided by the Company must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all tendered Shares (or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares) as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry delivery, an Agent's Message and any other documents required by this Letter of Transmittal, must be received by the Depositary within five (5) business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "Procedure for Tendering Shares -- Guaranteed Delivery" of the Offer to Purchase.

          (2) No alternative or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

          (3) If the space provided in the "Description of Shares Tendered" table is inadequate, additional certificate numbers and/or the number of Shares should be listed on a separate sheet of paper and attached hereto.

          (4) Additional copies of the Letter of Transmittal may be obtained, upon request, from the Depositary and the Dealer-Manager at the respective addresses and telephone numbers specified below.

III. SIGNATURES ON LETTER OF TRANSMITTAL, ENDORSEMENTS AND STOCK POWERS; SIGNATURE GUARANTEES

     (1) If checks are to be issued in the name of the registered holder of the surrendered certificates, certificates need not be endorsed or accompanied by a separate executed stock power. The Letter of Transmittal need merely be completed, dated and signed. The signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     (2) If checks are to be issued in a name different from that in which surrendered certificates are registered (pursuant to the box marked "Special Payment Instructions"), the registered holder's signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

     (3) If certificates are transmitted for surrender by a person or persons other than the registered holder(s) thereof, the signature on the Letter of Transmittal of the person surrendering the certificates must be guaranteed as described above and the certificates must be duly endorsed for transfer or accompanied by an appropriate stock power, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates, with such signature also guaranteed.

     (4) Signatures of trustees, executors, administrators, guardians, officers of corporations, attorneys-in-fact or others acting in a fiduciary or representative capacity must be accompanied by appropriate evidence of authority to sign and of appointment or incumbency. Questions regarding such evidence of authority and appointment of incumbency may be referred to the Depositary at the telephone number set forth below.

     (5) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (6) If any tendered Shares are registered in different names on several certificates, you must complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     (7) Please be sure to insert the date and your telephone number in the spaces below your signature on the Letter of Transmittal.

     (8) To avoid backup withholding, you must complete and sign the Form W-9 included in the Letter of Transmittal. See Instruction V below. You must strike out the language in clause (2) of the certification on the Form W-9 if you have been notified that you are subject to backup withholding due to underreporting and have not been notified by the Internal Revenue Service that the backup withholding has been terminated.

IV. DELIVERY

     The method of delivery of the certificates to the Depositary is at the option and risk of the holder surrendering such certificates. If the certificates are sent by mail, registered mail, with return receipt request, properly insured, is recommended. Risk of loss is not assumed by the Company or the Depositary.

V. IMPORTANT TAX INFORMATION CONCERNING TAXPAYER IDENTIFICATION NUMBERS

     (1) BACKUP WITHHOLDING. Under federal income tax law, any person who receives cash upon purchase of tendered Shares is required to provide the Depositary with such person's correct taxpayer identification number ("TIN") on Form W-9 (set forth in the Letter of Transmittal) unless an exemption applies. If such person is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, such person may be subject to a $50 penalty imposed by the Internal Revenue Service and the Depositary will be required to withhold 31% of any payments made to such person ("backup withholding").

     Certain persons (including, among others, all corporations and certain foreign persons) are not subject to backup withholding and reporting requirements. Such persons should comply with the Certification Instructions contained in the Form W-9 and write "exempt" under their social security or other taxpayer identification number. In order for a foreign person to qualify as an exempt recipient, that person must submit a statement on Form W-8, signed under penalties of perjury, attesting to that person's exempt status. You should consult your tax advisor or the Internal Revenue Service to obtain a copy of Form W-8, if necessary.

     Backup withholding is not additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     (2) WHAT NUMBER TO GIVE THE PAYING AGENT. The Depositary must be provided with the TIN of the record owner of the tendered certificates. If you do not have a TIN, write "applied for" in the space for the TIN on the Form W-9. You will then have 60 days to obtain a TIN and furnish it to the Depositary. In addition, if the check is to be issued in the name of a person other than the record owner of the tendered certificates, the TIN of that person should be provided in the space provided under "Special Payment Instructions."

     If the tendered certificate are in more than one name or are not in the name of the actual owner, consult the Depositary for additional guidance on which number to report. You should consult with your tax advisor if you have questions regarding the applicability of backup withholding.

VI. STOCK TRANSFER TAXES

     The Company will pay any stock transfer taxes with respect to the transfer and tender to it of Shares pursuant to the Offer. If, however, payment of the purchase price is to be made to any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

VIII. INQUIRIES

     Questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Dealer-Manager at its addresses and telephone numbers listed below. You may also contact your local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     NOTE: FAILURE TO COMPLETE AND RETURN THE FOLLOWING FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT HERETO. PLEASE SEE INSTRUCTION V TO THIS LETTER OF TRANSMITTAL AND REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                           (800) 669-5550 (toll free)
                                       or
                            (212) 269-5550 (collect)

                      The Dealer Manager for the Offer is:

                        Alex. Brown & Sons, Incorporated

                           135 East Baltimore Street
                           Baltimore, Maryland 21202
                                 (410) 727-1700

------------------------------------------------------------------------------------------------------------------
                                                    PAYOR'S NAME:
------------------------------------------------------------------------------------------------------------------
                                                                            Social security number or
  SUBSTITUTE                     Part 1 -- PLEASE PROVIDE YOUR TIN IN THE   Employer ID number
                                 BOX AT RIGHT AND CERTIFY BY SIGNING AND
                                 DATING BELOW.                                         /               /
                                                                            -----------------------------------------
                               ------------------------------------------------------------------------------------
                                 Part 2 -- Certification -- Under penalties of perjury, I certify that:
FORM W-9
DEPARTMENT OF THE TREASURY       (1) The number shown on this form is my correct Taxpayer Identification Number (or I
INTERNAL REVENUE SERVICE             am waiting for a number to be issued to me and I have checked the box in Part 3
PAYER'S REQUEST FOR                  below) and
TAXPAYER IDENTIFICATION
NUMBER (TIN)                     (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                     "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                     Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                               ------------------------------------------------------------------------------------
                                                                                               Part 3 --
                                 SIGNATURE                             DATE                    Awaiting TIN  / /
------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

Signature                                    Date
          ---------------------------------       ---------------------------

            INSTRUCTIONS WITH RESPECT TO AURORA ELECTRONICS, INC.'S
               OFFER TO PURCHASE FOR CASH UP TO 6,500,000 SHARES
                              OF ITS COMMON STOCK

                                       AT

                              $2.875 NET PER SHARE

     The undersigned acknowledges receipt of your letter enclosing the Offer to Purchase dated February 23, 1996 of Aurora Electronics, Inc. (the "Company"), a Delaware corporation, and the related Letter of Transmittal, relating to the Company's offer to purchase up to 6,500,000 shares of its Common Stock, par value $.03 per share (the "Shares"). The undersigned understands that the Offer applies to Shares allocated to the undersigned in the Company's Employee Stock Purchase Plan (the "Plan").

     This will instruct you, as Plan Administrator and Record Holder of the Shares held in the account of the undersigned as a participant in the Plan, to tender the number of Shares indicated below that are held for the Plan account of the undersigned on the terms and conditions set forth in such Offer to Purchase and the related Letter of Transmittal.

Dated:                     , 1996
       --------------------

-------------------------------------------------
NUMBER OF SHARES TO BE TENDERED*
                  Shares
------------------
-------------------------------------------------

                                            ------------------------------------

                                            ------------------------------------
                                                        Signature(s)

                                            ------------------------------------

                                            ------------------------------------
                                                    Please print name(s)

                                            ------------------------------------

                                            ------------------------------------
                                                 Address (Include Zip Code)

                                            ------------------------------------

                                            ------------------------------------
                                                Area Code and Telephone No.

                                            ------------------------------------

                                            ------------------------------------
                                             Taxpayer Identification or Social
                                                        Security No.

---------------

* Unless otherwise indicated, it will be assumed that all Shares in your Plan account are to be tendered.